Docusign Envelope ID: DE2623F1-6A68-44B8-820B-A9B0A5F552E5 Exhibit 10.1 SECOND AMENDMENT TO LEASE This SECOND AMENDMENT TO LEASE (this “Amendment”) is entered into as of April 11, 2025, by and between TALLWOOD FOREST, LLC, a California limited liability company (“Landlord”), and HIPPO ANALYTICS INC., a Delaware corporation (“Tenant”). RECITALS A. Landlord and Tenant entered into that certain Lease dated as of June 14, 2019, as amended by that certain Amendment to Lease dated January 26, 2020 (collectively, the “Lease”), whereby Landlord leased to Tenant, and Tenant leased from Landlord certain premises (the “Premises”) consisting of the entire building (the “Building”) located at 150 Forest Avenue, Palo Alto, California. B. Tenant desires to terminate the Lease, and Landlord is willing to agree to terminate the Lease prior to the Expiration Date each subject to the terms and conditions set forth below. AGREEMENT NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows: 1. Defined Terms. All capitalized terms used herein but not specifically defined in this Amendment shall have the meanings ascribed to such terms in the Lease. 2. Contingencies. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, LANDLORD AND TENANT HEREBY AGREE AND ACKNOWLEDGE THAT THIS AMENDMENT IS EXPRESSLY CONTINGENT UPON AND SUBJECT TO THE FOLLOWING: (i) PAYMENT OF THE LEASE TERMINATION PAYMENT (AS DEFINED IN PARAGRAPH 4 BELOW) TO LANDLORD; (ii) THE EXECUTION OF A WRITTEN AGREEMENT, SATISFACTORY TO LANDLORD IN ITS SOLE AND ABSOLUTE DISCRETION, ON OR PRIOR TO THE TERMINATION DATE (DEFINED BELOW), BETWEEN LANDLORD AND A THIRD PARTY TENANT (“New Tenant”) FOR THE LEASE BY NEW TENANT OF THE ENTIRE PREMISES COMMENCING FOLLOWING THE TERMINATION DATE; AND (iii) RECEIPT OF THE CONSENT OF LANDLORD’S LENDER TO THE TERMINATION OF THE LEASE ON TERMS AND CONDITIONS ACCEPTABLE TO LANDLORD IN ITS SOLE AND ABSOLUTE DISCRETION. THE FOREGOING CONDITIONS ARE FOR THE SOLE BENEFIT OF LANDLORD AND MAY BE WAIVED ONLY BY LANDLORD IN WRITING. IF THE FOREGOING CONTINGENCIES ARE NOT SATISFIED OR WAIVED IN WRITING BY LANDLORD ON OR PRIOR TO THE TERMINATION DATE, THEN THIS AMENDMENT SHALL AUTOMATICALLY TERMINATE, BE DEEMED VOID AB INITIO AND OF NO FURTHER FORCE OR EFFECT. 3. Termination Date. Subject to the terms and conditions of this Amendment (including, without limitation, the contingencies described in Section 2 above), effective as of 5:00 p.m. California time on April 14, 2025 (the “Termination Date”), Tenant shall surrender the Premises to Landlord in the condition required by Section 4 below. Landlord and Tenant shall perform a walk-through of the Premises prior to the Termination Date once Tenant has fully or near fully vacated the Premises to assess the condition of the Premises and identify any repair obligations of Tenant not already identified in Section 4 below; provided, however, in connection with Tenant’s surrender of the Premises in accordance with this Amendment, Tenant shall have no obligation to perform any repairs to and/or replace the roof. From and after the Termination Date, the Lease shall terminate and neither Landlord nor Tenant shall have any rights, duties or obligations to one another in connection with the Lease except for the following (the following are collectively referred to herein as the "Surviving Obligations"): (a) Tenant's and Landlord’s obligations under the Lease as modified by this Amendment with respect to the Premises that accrue prior to the

Docusign Envelope ID: DE2623F1-6A68-44B8-820B-A9B0A5F552E5 Termination Date (including, without limitation, all rental obligations through and including the Termination Date); (b) in the event that Tenant does not vacate the Premises on or prior to the Termination Date, the performance by Tenant of its obligations under the Lease (as modified herein) with respect to the Premises and the payment by Tenant of holdover rent with respect to the Premises, until such time as Tenant has vacated the entire Premises (provided, however, the foregoing is in no way intended to provide Tenant with any right to delay its obligation to properly surrender the Premises on or before the Termination Date, ); (c) those obligations of Tenant and Landlord under this Amendment; and (d) those obligations of Tenant and Landlord under the Lease and/or at law which survive the expiration or earlier termination of the Lease which have not been superseded or are not in conflict with this Amendment. Tenant hereby acknowledges and agrees that, notwithstanding anything to the contrary contained in the Lease or this Amendment, the Surviving Obligations shall include, without limitation, (i) Tenant's indemnification obligations contained in the Lease, (ii) responsibility to pay reconciled Operating Expenses (and other charges or amounts) and Landlord’s responsibility to refund reconciled Operating Expenses (and other charges and amounts), and (iii) Tenant's repair and restoration obligations under Section 4 of this Amendment, and that the Surviving Obligations shall survive the termination of the Lease. 4. Surrender of the Premises. Tenant shall surrender to Landlord the Premises in good condition and repair, broom swept (or vacuumed, as appropriate), and otherwise in accordance with Article 15 of the Lease. As part of Tenant’s surrender obligations, Tenant shall perform the following work: (i) remove all WiLine cabling and equipment associated with Tenant’s telecommunications; (ii) remove equipment from the roof, and follow up with roof inspection by Statewide Roofing; (iii) remove all signage and repair all damage caused by signage removal; (iv) provide Landlord with all existing security access information for the Premises and (v) remove all data lines and equipment from the server room. Notwithstanding the foregoing, as of the date hereof, New Tenant has notified Landlord that New Tenant desires to keep the existing furniture fixtures and equipment of Tenant located in the Premises listed on Schedule 1 attached here (collectively, the “Surrender FF&E”). Tenant shall have the right to surrender the Surrender FF&E on the Termination Date with the Premises. The Surrender FF&E shall be surrendered to Landlord free of all liens and encumbrances. Ownership of the Surrender FF&E shall be deemed transferred to by Tenant to Landlord upon the Termination Date and Tenant shall no longer have any interest therein (and Tenant hereby represents and warrants to Landlord that it has the authority to transfer the same). Tenant shall execute a bill of sale in the form of Exhibit A attached hereto conveying the Surrender FF&E to Landlord or, at Landlord’s election, New Tenant. From and after the Termination Date, the Lease shall terminate and neither Landlord nor Tenant (nor any subtenants, licensees or assignees of Tenant) shall have any rights, duties or obligations to one another in connection with the Lease except for the Surviving Obligations. 5. Lease Termination Payment. Concurrently with Tenant’s execution of this Amendment, time being of the essence, Tenant shall wire to Landlord’s lender’s bank – Wells Fargo Bank, N.A. (Routing #: 121000248; Account #4976837732; Account Name: Principal Real Estate Investors LLC AAF Swiss Re America Holding Corporation; Bank Address: 420 Montgomery St, San Francisco, CA 94104) the amount of One Million Four Hundred Thirty Eight Thousand Four Hundred Eleven and 00/100 Dollars ($1,438,411) (the “Lease Termination Payment”). If Tenant fails to pay the Lease Termination Payment on or before one (1) business day of such date, Landlord shall have the right to terminate this Amendment. If Tenant fails to pay the Lease Termination Payment on such date, the Lease Termination Payment shall bear interest at the rate of the lower of fifteen percent (15%) per annum or the maximum rate permitted by law until the date such amount (together with accrued interest) has been paid in full. Tenant acknowledges that Landlord would not agree to terminate the Lease but for Tenant’s agreement to pay the Lease Termination Payment as and when due and that the Lease Termination Payment represents: (a) an amount intended to partially compensate Landlord resulting from early termination of the Lease, (b) partial consideration for Landlord’s agreement to terminate the Lease, and (c) roof repair costs incurred by Landlord prior to the Termination Date. 6. Security Deposit; Letter of Credit. Provided Tenant complies with the terms and conditions of this Amendment, within thirty (30) days after the Termination Date, Landlord shall pay to

Docusign Envelope ID: DE2623F1-6A68-44B8-820B-A9B0A5F552E5 Tenant the Security Deposit in the amount of $350,514.05 (less any amounts applied by Landlord in accordance with this Amendment and the Lease) and shall deliver to Tenant the Letter of Credit currently being held by Landlord pursuant to the terms of the Lease. 7. Release of Claims. (a) Release by Tenant. Except for such obligations, rights or claims as may be created by or arise out of the terms and conditions of this Amendment, and except with respect to the Surviving Obligations, expressly identified in Section 3 above, as of the Termination Date, Tenant, on behalf of itself and its predecessors, successors, affiliates and assigns, and all other persons, firms and corporations claiming through Tenant, and each of them (collectively, the “Tenant Parties”), does hereby release Landlord and its predecessors, successors, affiliates and assigns, and their respective partners, officers, members, shareholders, agents, contractors, representatives, employees and attorneys (collectively the “Landlord Parties”), of and from any and all claims, demands, disputes, damages, liabilities, obligations, controversies, debts, costs, expenses, lawsuits, actions, causes of action and other rights to relief, both legal and equitable, of every kind and nature, whether now known or unknown, suspected or unsuspected, past or present, contingent or fixed, which the Tenant Parties, or any of them, now have, had, or at any time hereafter may have, against the Landlord Parties, or any of them, arising out of or in connection with the Lease, the Premises and/or Tenant’s occupancy and use of the Premises. In this regard, Tenant waives all rights it has or may hereafter have that any claim, demand, obligation or cause of action has, through ignorance, oversight or error, been omitted from the terms of this paragraph, and expressly waives all rights it may have, or claim to have, under the provisions of California Civil Code Section 1542, or equivalent law of any jurisdiction, which provides: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY" Tenant's Initials (b) Release by Landlord. Except for such obligations, rights or claims as may be created by or arise out of the terms and conditions of this Amendment, and except with respect to the Surviving Obligations, expressly identified in Section 3 above, as of the Termination Date, the Landlord Parties hereby release Tenant and the Tenant Parties, of and from any and all claims, demands, disputes, damages, liabilities, obligations, controversies, debts, costs, expenses, lawsuits, actions, causes of action and other rights to relief, both legal and equitable, of every kind and nature, whether now known or unknown, suspected or unsuspected, past or present, contingent or fixed, which the Landlord Parties, or any of them, now have, had, or at any time hereafter may have, against the Tenant or Tenant Parties, or any of them, arising out of or in connection with the Lease, the Premises and/or Tenant’s or Tenant Parties’ occupancy and use of the Premises. In this regard, except for such obligations, rights or claims as may be created by or arise out of the terms and conditions of this Amendment, and except with respect to the Surviving Obligations, expressly identified in Section 3 above, Landlord waives all rights it has or may hereafter have that any claim, demand, obligation or cause of action has, through ignorance, oversight or error, been omitted from the terms of this paragraph, and expressly waives all rights it may have, or claim to have, under the provisions of California Civil Code Section 1542, or equivalent law of any jurisdiction, which provides: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER,

Docusign Envelope ID: DE2623F1-6A68-44B8-820B-A9B0A5F552E5 WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY" Landlord's Initials 9. Brokers. Tenant shall be solely responsible for any broker fees or commissions payable in connection with this Amendment. Tenant shall protect, indemnify, hold harmless and defend Landlord from any liability in respect thereto. 10. Estoppel. Tenant warrants, represents and certifies to Landlord that as of the date of this Amendment that: (a) Tenant is not in default under the Lease; (b) to Tenant’s knowledge, Landlord is not in default under the Lease; and (c) Tenant does not have any defenses or offsets to payment of rent and performance of its obligations under the Lease as and when same becomes due. Tenant acknowledges and agrees that: (i) the representations herein set forth constitute a material consideration to Landlord in entering into this Amendment; (ii) such representations are being made by Tenant for purposes of inducing Landlord to enter into this Amendment; and (iii) Landlord is relying on such representations in entering into this Amendment. 11. Authority. Tenant has full power and authority to enter into this Amendment and the person signing on behalf of Tenant has been fully authorized to do so by all necessary corporate or partnership action on the part of Tenant. 12. Lease in Full Force. Except for those provisions which are inconsistent with this Amendment and those terms, covenants and conditions for which performance has heretofore been completed, all other terms, covenants and conditions of the Lease shall remain unmodified and in full force and effect. Landlord and Tenant ratify the Lease, as amended hereby. 13. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signatures and initials to this Amendment created by the signer by electronic means and/or transmitted by telecopy or other electronic transmission shall be valid and effective to bind the party so signing. Counterparts may be delivered via facsimile or electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or echosign, etc.) and any counterpart so delivered shall be deemed to have been duly and validly delivered, valid and effective for all purposes and binding upon the parties hereto. It is expressly agreed that each party to this Amendment shall be bound by its own electronically created and/or telecopied or electronically transmitted signature and initials and shall accept the electronically created and/or telecopied or electronically transmitted signature and initials of the other party to this Amendment. [Signature page follows]

Docusign Envelope ID: DE2623F1-6A68-44B8-820B-A9B0A5F552E5 IN WITNESS WHEREOF, this Amendment is executed as of the day and year first set forth above. LANDLORD: TALLWOOD FOREST, LLC, a California limited liability company By: /s/ Desi Banatao TENANT: HIPPO ANALYTICS INC., a Delaware corporation By: /s/ Richard McCathron Name: Richard McCathron Name: Desi Banatao Title: President and Chief Executive Officer Title: President Dated: 4/14/2025 Dated: 4/11/2025 | 8:24:23 AM PDT

Docusign Envelope ID: DE2623F1-6A68-44B8-820B-A9B0A5F552E5 EXHIBIT A BILL OF SALE IN CONSIDERATION OF THE SUM OF ONE DOLLAR ($1.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, HIPPO ANALYTICS INC., a Delaware corporation (“Transferor”), does hereby sell, transfer and convey ON AN AS-IS BASIS, AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND OR NATURE (EXCEPT THAT TRANSFEROR HEREBY REPRESENTS AND WARRANTS TO TRANSFEROR THAT THAT TRANSFEROR OWNS THE FURNITURE, FIXTURES AND EQUIPMENT DESCRIBED ON SCHEDULE 1 ATTACHED HERETO FREE AND CLEAR OF ANY LIENS OR ENCUMBRANCES) to Tallwood Forest, LLC (“Transferee”), all of Transferor’s right, title and interest in and to all furniture, fixtures and equipment described on Schedule 1 attached hereto, free and clear of any liens or encumbrances. IN WITNESS WHEREOF, this Bill of Sale is executed as of April 11, 2025. HIPPO ANALYTICS INC., a Delaware corporation By: /s/Richard McCathron Name: Richard McCathron Title: President and CEO